EXHIBIT 99.1

CANADIAN DERIVATIVES CLEARING COPORATION

(Options as of June 30, 2019)

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol

BetaPro Canadian Gold Miners -2x Daily Bear ETF	HGD	HGD
BetaPro Canadian Gold Miners 2x Daily Bull ETF	HGU	HGU
BetaPro Crude Oil -2x Daily Bear ETF	HOD	HOD
BetaPro Crude Oil 2x Daily Bull ETF	HOU	HOU
BetaPro Natural Gas -2x Daily Bear ETF	HND	HND
BetaPro Natural Gas 2x Daily Bull ETF	HNU	HNU
BetaPro Natural Gas 2x Daily Bull ETF	HNU1	HNU1
BMO Aggregate Bond Index ETF	ZAG	ZAG
BMO Canadian Dividend ETF	ZDV	ZDV
BMO Equal Weight Banks Index ETF	ZEB	ZEB
BMO Equal Weight Oil & Gas Index ETF	ZEO1	ZEO1
BMO Equal Weight US Banks Hedged to CAD Index ETF	ZUB	ZUB
BMO Equal Weight Utilities Index ETF	ZUT	ZUT
BMO High Yield US Corporate Bond Hedged to CAD Index ETF	ZHY	ZHY
BMO Low Volatility Canadian Equity ETF	ZLB	ZLB
BMO MSCI EAFE Hedged to CAD Index ETF	ZDM	ZDM
BMO MSCI EAFE Index ETF	ZEA	ZEA
BMO Nasdaq 100 Equity Hedged to CAD Index ETF	ZQQ	ZQQ

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol
BMO S&P 500 Hedged to CAD Index ETF	ZUE	ZUE
BMO S&P 500 Index ETF	ZSP	ZSP
BMO S&P/TSX Capped Composite Index ETF	ZCN	ZCN
BMO S&P/TSX Laddered Preferred Share Index ETF	ZPR	ZPR
Horizons Active Preferred Share ETF	HPR	HPR
Horizons Marijuana Life Sciences Index ETF	HMMJ	HMMJ
Horizons S&P/TSX 60 Index ETF	HXT	HXT
iShares Canadian Corporate Bond Index ETF	XCB	XCB
iShares Canadian Select Dividend Index ETF	XDV	XDV
iShares Core Canadian Short Term Bond Index ETF	XSB	XSB
iShares Core S&P 500 Index ETF (CAD-Hedged)	XSP	XSP
iShares Core S&P/TSX Capped Composite Index ETF	XIC	XIC
iShares MSCI EAFE Index ETF (CAD-Hedged)	XIN	XIN
iShares S&P/TSX 60 Index ETF	XIU	XIU
iShares S&P/TSX Capped Energy Index ETF	XEG	XEG
iShares S&P/TSX Capped Financials Index ETF	XFN	XFN
iShares S&P/TSX Capped REIT Index Fund	XRE	XRE
iShares S&P/TSX Global Gold Index ETF	XGD	XGD
iShares U.S. Small Cap Index ETF (CAD-Hedged)	XSU	XSU
S&P/TSX 60 Index Mini Options	SXO1	TX60

2

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol
S&P/TSX 60 Index Standard Options	SXO	TX60
S&P/TSX Capped Utilities Index Options	SXV	TTUT
S&P/TSX Composite Index Banks (Industry Group) Options	SXJ	TXBA
Vanguard Canadian Aggregate Bond Index ETF	VAB	VAB
Vanguard Canadian Short-Term Bond Index ETF	VSB	VSB
Vanguard Canadian Short-Term Corporate Bond Index ETF	VSC	VSC
Vanguard S&P 500 Index ETF	VFV	VFV

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Advantage Oil & Gas Ltd.	AAV	AAV
Aecon Group Inc.	ARE	ARE
AGF Management Ltd., Cl. B	AGF	AGF.B
Agnico Eagle Mines Limited	AEM	AEM
Air Canada	AC	AC
Alacer Gold Corp.	ASR	ASR
Alamos Gold Inc.	AGI	AGI
Alaris Royalty Corp.	AD	AD
Algonquin Power & Utilities Corp.	AQN	AQN

3

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Alimentation Couche Tard Inc., Cl. B	ATD	ATD.B
Allied Properties Real Estate Investment Trust	AP	AP u
AltaGas Ltd.	ALA	ALA
Altus Group Limited	AIF	AIF
Aphria Inc.	APHA	APHA
ARC Resources Ltd.	ARX	ARX
Argonaut Gold Inc.	AR	AR
Aritzia Inc.	ATZ	ATZ
Artis Real Estate Investment Trust	AX	AX u
ATCO Ltd.	ACO	ACO.X
Atlantic Power Corporation	ATP	ATP
ATS Automation Tooling Systems Inc.	ATA	ATA
Aurora Cannabis Inc.	ACB	ACB
AutoCanada Inc.	ACQ	ACQ
B2Gold Corp.	BTO	BTO
Badger Daylighting Ltd.	BAD	BAD
Ballard Power Systems Inc.	BLDP	BLDP
Bank of Montreal	BMO	BMO
Bank of Nova Scotia (The)	BNS	BNS

4

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Barrick Gold Corporation	ABX	ABX
Bausch Health Companies Inc.	BHC	BHC
Baytex Energy Corp.	BTE	BTE
BCE Inc.	BCE	BCE
Birchcliff Energy Limited	BIR	BIR
BlackBerry Limited	BB	BB
Boardwalk Real Estate Investment Trust	BEI	BEIu
Bombardier Inc., Cl. B	BBD	BBD.B
Bonavista Energy Corporation	BNP	BNP
Boralex Inc. Class A Shares	BLX	BLX
Brookfield Asset Management Inc., Cl. A	BAM	BAM.A
Brookfield Infrastructure Partners L.P.	BIP	BIPu
Brookfield Property Partners L.P.	BPY	BPYu
Brookfield Renewable Partners L.P.	BEP	BEPu
BRP Inc.	DOO	DOO
CAE Inc.	CAE	CAE
Calfrac Well Services Ltd.	CFW	CFW
Cameco Corporation	CCO	CCO
Canaccord Genuity Group Inc.	CF	CF

5

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Canada Goose Holdings Inc.	GOOS	GOOS
Canadian Apartment Properties Real Estate Investment Trust	CAR	CARu
Canadian Imperial Bank of Commerce	CM	CM
Canadian National Railway Company	CNR	CNR
Canadian Natural Resources Limited	CNQ	CNQ
Canadian Pacific Railway Limited	CP	CP
Canadian Tire Corporation Limited, Cl. A	CTC	CTC.A
Canadian Utilities Limited	CU	CU
Canadian Western Bank	CWB	CWB
Canfor Corporation	CFP	CFP
CannTrust Holdings Inc.	TRST	TRST
Canopy Growth Corporation	WEED	WEED
Capital Power Corporation	CPX	CPX
Cardinal Energy Ltd.	CJ	CJ
Cascades Inc.	CAS	CAS
CCL Industries Inc., Cl. B	CCL	CCL.B
Celestica Inc.	CLS	CLS
Cenovus Energy Inc.	CVE	CVE
Centerra Gold Inc.	CG	CG

6

Equity options Name of underlying instrument	Option symbol	Underlying symbol
CES Energy Solutions Corp.	CEU	CEU
CGI Inc., Cl. A	GIB	GIB.A
Chartwell Retirement Residences	CSH	CSHu
Chemtrade Logistics Income Fund	CHE	CHEu
Chorus Aviation Inc., Cl. B	CHR	CHR
CI Financial Corp.	CIX	CIX
Cineplex Inc.	CGX	CGX
Cogeco Communications Inc.	CCA	CCA
Colliers International Group Inc. Subordinate Voting	CIGI	CIGI
Cominar Real Estate Investment Trust	CUF	CUFu
Continental Gold Inc.	CNL	CNL
CORUS Entertainment Inc., Cl. B	CJR	CJR.B
Cott Corp.	BCB	BCB
Crescent Point Energy Corp.	CPG	CPG
Crew Energy Incorporated	CR	CR
Crombie Real Estate Investment Trust	CRR	CRRu
Cronos Group Inc.	CRON	CRON
Descartes Systems Group Inc.	DSG	DSG
Detour Gold Corp.	DGC	DGC

7

Equity options Name of underlying instrument	Option symbol	Underlying symbol
DHX Media Ltd.	DHX	DHX
DIRTT Environmental Solutions Ltd.	DRT	DRT
Dollarama Inc.	DOL	DOL
Domtar Corporation	UFS	UFS
Dream Global Real Estate Investment	DRG	DRGu
Dream Industrial Real Estate Investment Trust	DIR	DIRu
Dream Office Real Estate Investment Trust	D	D u
DREAM Unlimited Corp.	DRM	DRM
Dundee Precious Metals Inc.	DPM	DPM
Eldorado Gold Corp.	ELD	ELD
Element Financial Corporation	EFN	EFN
Emera Inc.	EMA	EMA
Empire Company Limited, Cl. A	EMP	EMP.A
Enbridge Inc.	ENB	ENB
Encana Corporation	ECA	ECA
Endeavour Mining Corporation	EDV	EDV
Endeavour Silver Corp.	EDR	EDR
Enerflex Ltd.	EFX	EFX
Enerplus Resources Fund	ERF	ERF

8

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Ensign Energy Services Inc.	ESI	ESI
Extendicare Inc.	EXE	EXE
Finning International Inc.	FTT	FTT
First Capital Realty Inc.	FCR	FCR
First Majestic Silver Corp.	FR	FR
First Quantum Minerals Ltd.	FM	FM
Fortis Inc.	FTS	FTS
Fortuna Silver Mines Inc.	FVI	FVI
Franco-Nevada Corp.	FNV	FNV
Freehold Royalties Ltd.	FRU	FRU
Genworth MI Canada Inc.	MIC	MIC
George Weston Limited	WN	WN
Gibson Energy Inc.	GEI	GEI
Gildan Activewear Inc.	GIL	GIL
Goldcorp Inc.	G1	G1
Gran Tierra Energy Inc.	GTE	GTE
Granite Real Estate Investment Trust Inc.	GRT	GRTu
Great Canadian Gaming Corporation	GC	GC
Great-West Lifeco Inc.	GWO	GWO

9

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Groupe Aeroplan Inc.	AIM	AIM
Guyana Goldfields Inc.	GUY	GUY
H&R Real Estate Investment Trust	HR	HR u
HEXO Corp	HEXO	HEXO
Home Capital Group Inc.	HCG	HCG
Hudbay Minerals Inc.	HBM	HBM
Hudson's Bay Company	HBC	HBC
Husky Energy Inc.	HSE	HSE
Hydro One Limited	H	H
iA Financial Corporation Inc.	IAG	IAG
IAMGOLD Corporation	IMG	IMG
IGM Financial Inc.	IGM	IGM
Imperial Oil Limited	IMO	IMO
Innergex Renewable Energy Inc.	INE	INE
Intact Financial Corporation	IFC	IFC
Inter Pipeline Ltd.	IPL	IPL
Interfor Corporation	IFP	IFP
Intertape Polymer Group Inc.	ITP	ITP
Ivanhoe Mines Ltd.	IVN	IVN

10

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Jamieson Wellness Inc.	JWEL	JWEL
Just Energy Group Inc.	JE	JE
Kelt Exploration Ltd.	KEL	KEL
Keyera Corp.	KEY	KEY
Kinaxis Inc.	KXS	KXS
Kinder Morgan Canada Ltd.	KML	KML
Kinder Morgan Canada Ltd.	KML1	KML1
Kinross Gold Corporation	K	K
Kirkland Lake Gold Inc.	KL	KL
Knight Therapeutics Inc.	GUD	GUD
Labrador Iron Ore Royalty Corporation	LIF	LIF
Largo Resources Ltd.	LGO	LGO
Laurentian Bank of Canada	LB	LB
Lightspeed POS Inc.	LSPD	LSPD
Linamar Corporation	LNR	LNR
Lithium Americas	LAC	LAC
Loblaw Companies Ltd.	L	L
Lundin Mining Corp.	LUN	LUN
MAG Silver Corp.	MAG	MAG

11

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Magna International Inc	MG	MG
Major Drilling Group International Inc.	MDI	MDI
Manulife Financial Corporation	MFC	MFC
Maple Leaf Foods Inc.	MFI	MFI
Martinrea International Inc.	MRE	MRE
Maxar Technologies Ltd.	MAXR	MAXR
McEwen Mining Inc.	MUX	MUX
MEG Energy Corp.	MEG	MEG
Methanex Corporation	MX	MX
Metro Inc.	MRU	MRU
Morneau Shepell Inc.	MSI	MSI
MTY Food Group Inc.	MTY	MTY
Mullen Group Ltd.	MTL	MTL
National Bank of Canada	NA	NA
Neptune Technologies & Bioressources Inc.	NEPT	NEPT
New Gold Inc.	NGD	NGD
Newmont Goldcorp Corporation	NGT	NGT
NFI Group Inc.	NFI	NFI
Norbord Inc.	OSB	OSB

12

Equity options Name of underlying instrument	Option symbol	Underlying symbol
North West Company Inc.	NWC	NWC
Northland Power Inc.	NPI	NPI
Northview Apartment Real Estate Investment Trust	NVU	NVUu
NorthWest Healthcare Properties Real Estate Investment Trust	NWH	NWHu
NovaGold Resources Inc.	NG	NG
Nutrien Ltd.	NTR	NTR
NuVista Energy Limited	NVA	NVA
OceanaGold Corporation	OGC	OGC
Onex Corp.	ONEX	ONEX
Onex Corp.	ONEX1	ONEX1
Open Text Corp.	OTEX	OTEX
Osisko Gold Royalties Ltd.	OR	OR
Osisko Mining Corp.	OSK	OSK
Painted Pony Energy Ltd.	PONY	PONY
Pan American Silver Corporation	PAAS	PAAS
Pan American Silver Corporation	PAAS1	PAAS1
Paramount Resources Ltd.	POU	POU
Parex Resources Inc.	PXT	PXT
Parkland Fuel Corporation	PKI	PKI

13

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Pason Systems Inc.	PSI	PSI
Pembina Pipeline Corporation	PPL	PPL
Peyto Exploration & Development Corp.	PEY	PEY
Power Corporation of Canada	POW	POW
Power Financial Corporation	PWF	PWF
PrairieSky Royalty Ltd.	PSK	PSK
Precision Drilling Corporation	PD	PD
Premier Gold Mines Limited	PG	PG
Premium Brands Holdings Corporation	PBH	PBH
Pretium Resources Inc.	PVG	PVG
Quebecor Inc., Cl. B	QBR	QBR.B
Real Matters Inc.	REAL	REAL
Resolute Forest Products Inc.	RFP	RFP
Resolute Forest Products Inc.	RFP1	RFP1
Restaurant Brands International	QSR	QSR
Richelieu Hardware Ltd.	RCH	RCH
RioCan Real Estate Investment Trust	REI	REIu
Ritchie Bros. Auctioneers Incorporated	RBA	RBA
Rogers Communications Inc., Cl. B	RCI	RCI.B

14

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Roots Corporation	ROOT	ROOT
Royal Bank of Canada	RY	RY
Russel Metals Inc.	RUS	RUS
Sandstorm Gold Ltd.	SSL	SSL
Saputo Inc.	SAP	SAP
Savaria Corporation	SIS	SIS
Seabridge Gold Inc.	SEA	SEA
Secure Energy Services Inc.	SES	SES
SEMAFO INC.	SMF	SMF
Seven Generations Energy Ltd.	VII	VII
Shaw Communications Inc., Cl. B	SJR	SJR.B
ShawCor Ltd., Cl. A	SCL	SCL
Shopify Inc.	SHOP	SHOP
Sienna Senior Living Inc.	SIA	SIA
Sierra Wireless Inc.	SW	SW
Silvercorp Metals Inc.	SVM	SVM
Sleep Country Canada Holdings Inc.	ZZZ	ZZZ
SmartCentres Real Estate Investment Trust	SRU	SRUu
SNC-Lavalin Group Inc.	SNC	SNC

15

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Spin Master Corp.	TOY	TOY
SSR Mining Inc.	SSRM	SSRM
Stantec Inc.	STN	STN
Stelco Holdings Inc.	STLC	STLC
Stella-Jones Inc.	SJ	SJ
Sun Life Financial	SLF	SLF
Suncor Energy Inc.	SU	SU
SunOpta, Inc.	SOY	SOY
Superior Plus Corp.	SPB	SPB
Surge Energy Inc.	SGY	SGY
TC Energy Corporation	TRP	TRP
Teck Resources Limited, Cl. B	TECK	TECK.B
TELUS Corporation	T	T
TFI International Inc.	TFII	TFII
The Green Organic Dutchman Holdings Ltd.	TGOD	TGOD
The Stars Group Inc.	TSGI	TSGI
Theratechnologies Inc.	TH	TH
Thomson Reuters Corporation	TRI	TRI
Thomson Reuters Corporation	TRI1	TRI1

16

Equity options Name of underlying instrument	Option symbol	Underlying symbol
TMX Group Limited	X	X
TORC Oil & Gas Ltd.	TOG	TOG
Torex Gold Resources Inc.	TXG	TXG
Toromont Industries Ltd.	TIH	TIH
Toronto-Dominion Bank (The)	TD	TD
Tourmaline Oil Corp.	TOU	TOU
TransAlta Corporation	TA	TA
TransAlta Renewable Inc.	RNW	RNW
Transcontinental Inc., Cl. A	TCL	TCL.A
Trican Well Service Ltd.	TCW	TCW
Tricon Capital Group Inc.	TCN	TCN
Turquoise Hill Resources Ltd.	TRQ	TRQ
Uni-Select Inc.	UNS	UNS
Uranium Participation Corporation	U	U
Vermilion Energy Inc.	VET	VET
Village Farms International Inc.	VFF	VFF
Waste Connections Inc.	WCN	WCN
West Fraser Timber Co. Ltd.	WFT	WFT
WestJet Airlines Ltd.	WJA	WJA

17

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Westport Fuel Systems Inc.	WPRT	WPRT
Westshore Terminals Investment Corporation	WTE	WTE
Wheaton Precious Metals Corp.	WPM	WPM
Whitecap Resources Inc.	WCP	WCP
Winpak Ltd.	WPK	WPK
WSP Global Inc.	WSP	WSP
Yamana Gold Inc.	YRI	YRI

18